United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
(Amendment No. 1)

Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

August 3, 2006
(Date of Report)

China 3C Group
(Exact name of registrant as specified in its charter)

Nevada	000-28767	88-0403070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

368 HuShu Nan Road HangZhou City, Zhejiang Province, China	310014
(Address of principal executive offices)	(Zip Code)

086-0571-88381700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
Signature

Item 1.01.      Entry Into a Material Definitive Agreement.

On August 3, 2006, China 3C Group (“CHCG”), Capital Future Development Limited (“CFDL”), Hangzhou Sanhe Electronic Technology Limited (“HSET”), and the shareholders of HSET (the “Shareholders”), entered into a Share Exchange Agreement (the “Agreement”) pursuant to which CFDL, the wholly own subsidiary of CHCG, will acquire 100% of HSET in a cash and stock transaction valued at approximately US$8.75 million.

Under the Merger Agreement, in exchange of surrendering all their ownership in HSET, the HSET Shareholders received both stock consideration and cash consideration. The stock consideration consisted of 915,751 newly issued shares of the Registrant’s common stock, which were divided proportionally among the HSET Shareholders in accordance with their respective ownership interests in HSET immediately before the completion of the Share Exchange Transaction. The cash consideration consisted of $5,000,000 in cash, again divided proportionally among the HSET Shareholders in accordance with their respective ownership interests in HSET immediately before the completion of the Share Exchange Transaction and payable no later than the first anniversary of the Merger Transaction. The obligation to pay the cash consideration is evidenced by two interest-free promissory notes between the Registrant and each of the HSET Shareholders. The form of the promissory note is attached as an exhibit to the Share Exchange Agreement.

CHCG, CFDL, HSET and the Shareholders have made customary representations, warranties and covenants in the Agreement. Consummation of the transactions set forth in the Agreement are subject to certain conditions, including, among others, (i) absence of any law or order prohibiting the consummation of the Share Exchange; (ii) the continued accuracy of each party’s representations and warranties contained in the Agreement; and (iii) compliance with each party’s covenants. The Agreement contains certain termination rights for both CHCG, on the one hand, and HSET and the Shareholders, on the other hand.

Hangzhou Sanhe Electronic Technology, Ltd. is a home electronics retail chain in Eastern China. It has 200 retail stores in Shanghai City, Zhejiang Province and Jiangsu Province. The company specializes in the sell of home electronics, including DVD players, audio systems, speakers, televisions and air conditioners.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

The following financial statements are hereby included as part of this Current Report.

(a)     Financial Statements of Hangzhou Sanhe Electronic Technology Limited.

Report of Independent Registered Public Accounting Firm
Balance Sheets at December 31, 2005 and 2004
Statements of Income for the Periods Ended December 31, 2005 and 2004
Statements of Cash Flows for the Periods Ended December 31, 2005 and 2004
Statements of Stockholders’ Equity for the Periods Ended December 31, 2005 and 2004
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm
Unaudited Balance Sheet at June 30, 2006
Unaudited Statement of Operations for the six months ended June 301, 2006
Unaudited Statement of Stockholders’ Equity for the six months ended June 30, 2006
Notes to Financial Statements

(c)     Exhibits.

2.1
Share Exchange Agreement, dated as of August 3, 2006, among China 3C Group, Capital Future Development Limited, Hangzhou Sanhe Electronic Technology Limited, and the shareholders of Hangzhou Sanhe Electronic Technology Limited. *

* Filed as an Exhibit to the original Form 8-K filed with the SEC on August 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2006	China 3C Group

/s/ Xiang Ma Xiang
Xiang Ma
President

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED

FINANCIAL STATEMENTS

DECEMBER 31, 2005 AND 2004

MORGENSTERN, SVOBODA, & BAER, CPA’s, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MORGENCPA@CS.COM

Board of Directors and Stockholders of
Hangzhou Sanhe Electronic Technology, Limited

We have audited the accompanying balance sheet of Hangzhou Sanhe Electronic Technology, Limited (“Company”) as of December 31, 2005 and 2004, and the related statements of income, comprehensive losses, statement of stockholders’ equity, and cash flows for the period April 12, 2004 (inception) to December 31, 2004 and year ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hangzhou Sanhe Electronic Technology, Limited as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the period April 12, 2004 (inception) to December 31, 2004 and year ended December 31, 2005, in conformity with generally accepted accounting principles in the United States of America.

Morgenstern, Svoboda & Baer, CPAs, P.C.
Certified Public Accountants

New York, NY
September 13, 2006

F-2

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
BALANCE SHEET
DECEMBER 31, 2005 AND 2004

ASSETS	2005	2004
Current Assets
Cash and cash equivalents	$838,541	$123,925
Accounts receivable, net	1,104,451	787,076
Inventory	334,240	286,870
Prepaid expenses	2,311	1,948
Total Current Assets	2,279,543	1,199,819

Property & equipment, net	1,121	1,140

Total Assets	$2,280,664	$1,200,959

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	$308,353	$106,541
Income tax payable	205,989	129,112
Due to Shareholders	97,028	497,271
Total Current Liabilities	611,370	732,924

Stockholders’ Equity

Common stock, par value, “nil”
shares authorized, 500,000 and 500,000 issued and outstanding	60,672	60,672
Statutory reserve	241,961	63,146
Other comprehensive income	25.114	197
Retained earnings	1,341,547	344,020
Total Stockholders’ Equity	1,669,294	468,035
Total Liabilities and Stockholders’ Equity	$2,280,664	$1,200,959

The accompanying notes are an integral part of these financial statements.

F-3

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
STATEMENTS OF INCOME
FOR THE YEAR ENDING DECEMBER 31, 2005 AND THE PERIOD FROM APRIL 12, 2004 TO DECEMBER 31, 2004

	Year Ended 12/31/2005	Period 4/12/2004-12/31/2004

Sales, net	$15,769,230	$6,228,419

Cost of sales	12,965,395	5,169,977
Gross profit	2,803.835	1,058,442

General and administrative expenses	1,041,429	440,197
Income from operations	1,762,406	618,245

Other (Income) Expense
Interest income	(2,962)	(400)
Other expense	383	177
Bad debt provision	1,493	3,955
Total Other (Income) Expense	1,086	3,732
Income before income taxes	1,763,492	614,513

Provision for income taxes	587,151	207,346
Net income	$1,176,341	$407,167

The accompanying notes are an integral part of these financial statements.

F-4

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND THE PERIOD FROM APRIL 2, 2004 to DECEMBER 31, 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,176,341	$407,167
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	289	93
Provision for doubtful accounts	1,493	3,957
(Increase) / decrease in assets:
Accounts receivables	(318,868	(791,033)
Inventory	(47,370	(286,871)
Prepaid expense	(363	(1,948)
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses	201,812	106,541
Income tax payable	76,877	129,112

Net cash provided by operating activities	1,090,211	(432,982)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property & equipment	(269)	(1,233)
Net cash provided by Investing activities	(269)	(1,233)
CASH FLOWS FROM FINANCING ACTIVITIES
Loans Shareholders / borrowings (repayments)	(400,243)	497,271
Capitalization		60,672
Net cash (used in) provided by financing activities	(400,243)	557,943
Effect of exchange rate changes on cash and cash equivalents	24,917	197

Net change in cash and cash equivalents	714,616	123,925
Cash and cash equivalents, beginning balance	123,925	-0
Cash and cash equivalents, ending balance	$838,541	$123,925
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments	$510,274	$87,234
Interest payments	$0	$0

The accompanying notes are an integral part of these financial statements.

F-5

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2005 AND THE PERIOD ENDED DECEMBER 31, 2004

				Other	Retained Earnings	Total
	Common Stock		Statutory	Comprehensive	(Accumulated	Stockholders’
	Shares	Amount	Reserve	Income	Deficit)	Equity/Deficit
Balance April 12, 2004		-0-	-0-	-0-	-0-	-0-

Initial Capitalization	500,000	$60,672				$60,672
Transfer to statutory reserve			$63,146		(63,146)	-0-
Foreign currency translation adjustments				$197		197
net income for the period ended 12/31/2004					407,167	407,167
Balance December 31, 2004	500,000	60,672	63,146	197	344,020	468,036
Stock Issued
Foreign currency translation adjustments				24,917		24,917
net income for the year ended 12/31/2005					1,176,341	1,176,341
Transferred to statutory reserve			178,814		(178,814)	-0-
Balance December 31, 2005	500,000	$60,672	$241,960	$25,114	$1,341,547	$1,669,294

The accompanying notes are an integral part of these financial statements.

F-6

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTE TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 1 - ORGANIZATION

Hangzhou Sanhe Electronic Technology, Limited was incorporated on April 12, 2004 under the laws of the People’s Republic of China (“PRC”). The Company is engaged in the business of distributing DVD players, stereo’s, and speakers at company maintained shops at various retail establishments.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

Translation Adjustment

As of December 31, 2005 and 2004, the accounts of Hangzhou Sanhe Electronic Technology, Limited were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (“CNY”). Such financial statements were translated into U.S. Dollars (“USD”) in accordance with Statement of Financial Accounts Standards (“SFAS”) No. 52, “Foreign Currency Translation” with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholder’s equity are translated at the historical rates, and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” as a component of shareholders equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

F-7

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. Allowance for doubtful debts amounted to $3,521 as at December 31, 2005.

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower. As of December 31, 2005 and 2004 inventory consisted of finished goods valued at $334,240 and $286,870 respectively.

F-8

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Computers & office Equipment	5 years

As of December 31, 2005 and 2004 Property, Plant & Equipment consist of the following:

	2005	2004
Computers and Office equipment	$1,502	1,233
	1,502	1,233
Accumulated depreciation	381	(93)
	$1,121	1,140

 Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2005 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, “Disclosures about fair value of financial instruments,” requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

F-9

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company’s revenue recognition policies are in compliance with Staff accounting bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, “Accounting for Stock-Based Compensation”. SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, “Accounting for stock issued to employees” (“APB 25”) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Basic and Diluted Earnings Per Share

Earnings per share is calculated in accordance with the Statement of financial accounting standards No. 128 (“SFAS No. 128”), “Earnings per share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (“APB 15”). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

F-10

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (“SFAS 131”), “Disclosure about Segments of an Enterprise and Related Information” requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

F-11

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections.” This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between “retrospective application” of an accounting principle and the “restatement” of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006.

In December 2004, the FASB issued FASB Statement No. 123R, “Share-Based Payment, an Amendment of FASB Statement No. 123” (“FAS No. 123R”). FAS No. 123R requires companies to recognize in the statement of operations the grant date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company’s first quarter of fiscal 2006.

In June 2005, the EITF reached consensus on Issue No. 05-6, “Determining the Amortization Period for Leasehold Improvements” (“EITF 05-6”). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (“FSP 150-5”), “Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable.” FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of FASB Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

F-12

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 3 - SHARE EXCHANGE AGREEMENT

On August 3, 2006 Hangzhou Sanhe Electronic Technology Ltd., a Hangzhou corporation in China (“HSET”), and the shareholders of HSET (the “Shareholders”) entered into a Share Exchange Agreement (the “Agreement”) with China 3C Group, a Nevada corporation (“CHCG”), and Capital Future Development Limited, a BVI corporation (“CFDL”). The Shareholders collectively constitute 100% ownership of HSET.

CFDL is a wholly own subsidiary of CHCG. As a result of the transactions contemplated in the Agreement, CFDL will become the sole shareholder of HSET, and CHCG will own HSET through CFDL.

As full consideration for the sale, assignment, transfer and delivery of the Shares by the Shareholders to CFDL, CHCG issued to the Shareholders an aggregate of 915,751 shares of restricted CHCG Common Stock at $4.095 per share and cash (the “Cash Component”) of $5,000,000 to the Shareholders. The Cash Component is payable by CHCG as follows: $2,500,000 within 10 business days after the Closing and $2,500,000 payable within twelve months but six months after the Closing as evidenced by a promissory note. The parties understand and acknowledge that such exchange is based upon an approximate valuation of HSET at US $8,750,000.

Note 4 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after one year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 5 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (“EIT”) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

The following is a reconciliation of income tax expense:
12/31/2005
Current	$1,618,522
Deferred
Total	$1,618,522
12/31/2004
Current	$1,088,021
Deferred
Total	$1,088,021
PRC income tax%	33
Effective rate%	33

F-13

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 6 - COMMITTMENTS

The Company leases office and warehouse facilities under operating leases that terminate through 2009. In addition, under short term agreements, of one year or less, the Company pays management fees relating to these agreements with various retail shops, where they maintain shops. Rental and management fee expense under these agreements consisted of $142,567 and $70,018 for 2005 and 2004 respectively. The Company has the following future minimum obligations as of:

	12/31/2005	12/31/2004
2005	$-	$28,929
2006	4,876	4,775
2007	3,569	3,495
2008	3,569	3,495
2009	1,261	1,235
Total	$13.275	$41,929

Note 7 - STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises’ income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was ten percent (10%) of the profit after tax to the surplus reserve fund and additional five to ten percent (5-10%) to the public affair fund. The public affair fund reserve was limited to fifty percent (50%) of the registered capital. Effect January 1, 2006 there is only one fund requirement. The reserve is ten percent (10%) of income after tax, not to exceed fifty percent (50%) of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2005 and 2004, the Company had allocated $241,961 and $63,148 respectively to these non-distributable reserve funds.

F-14

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

Note 8 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at December 31, 2005 and December 31, 2004 are as follows:

	Foreign Currency Translation Adjustment		Accumulated Other Comprehensive Income
Balance at April 12, 2004	$		$
Change for 2004		197		197
Balance at December 31, 2004		$197		$197
Change for 2005		24,917		24,917
Balance at December 31, 2005		$25,114		$25,114

Note 9 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC’s economy. The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 10 - MAJOR CUSTOMERS AND CREDIT RISK

The Company derived approximately 11% and 43% of its sales from one and two customers during the years ended 2005 and 2004 respectively. Two customers accounted 45% of the Company’s accounts receivable at December 31, 2004. The Company purchased approximately 94% and 97% of their inventory form five and four vendors during 2005 and 2004 respectively.

F-15

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED

FINANCIAL STATEMENTS

JUNE 30, 2006

MORGENSTERN, SVOBODA, & BAER, CPA’s, P.C.

CERTIFIED PUBLIC ACCOUNTANTS
40 Exchange Place, Suite 1820
New York, NY 10005
TEL: (212) 925-9490
FAX: (212) 226-9134
E-MAIL: MORGENCPA@CS.COM

Board of Directors and Stockholders of
Hangzhou Sanhe Electronic Technology, Limited

We have reviewed the accompanying balance sheets of Hangzhou Sanhe Electronic Technology, Limited as of June 30, 2006 and the condensed statements of income for the six-months ended June 30, 2006 and statements of cash flows for the six month then ended. These financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

Morgenstern, Svoboda & Baer, CPAs, P.C.
Certified Public Accountants

New York, NY
September 13, 2006

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
BALANCE SHEET
JUNE 30, 2006

ASSETS
Current Assets
Cash and cash equivalents	$1,235,283
Accounts receivable, net	1,207,653
Inventory	667,504
Trade deposits	694,695
Prepaid expenses	2,333
Total Current Assets	3,807,468

Property & equipment, net	966

Total Assets	$3,808,434

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$211,903
Income tax payable	414,188

Total Current Liabilities	626.091

Stockholders’ Equity

Common stock, $.nil par value
shares authorized, 500,000 and 500,000 issued and outstanding	60,672
Statutory reserve	241,961
Other comprehensive income	44,478
Retained earnings	2,835,232
Total Stockholders’ Equity	3,182,343
Total Liabilities and Stockholders’ Equity	$3,808,434

The accompanying notes are an integral part of these financial statements.

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
STATEMENT OF INCOME
FOR THE SIX MONTHS ENDING JUNE 30, 2006

Sales, net	$18,845,311

Cost of sales	15,389,482
Gross profit	3,455,829

General and administrative expenses	1,211,805
Income from operations	2,244.024

Other (Income) Expense
Interest income	(4,644)
Other expense	216
Total Other (Income) Expense	4,428
Income before income taxes	2,248,452

Provision for income taxes	754,767
Net income	$1,493,685

The accompanying notes are an integral part of these financial statements.

F-4

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,493,685
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	154
(Increase) / decrease in assets:
Accounts receivables	(103,202)
Inventory	(333,264)
Prepaid expense	(22)
Increase / (decrease) in current liabilities:
Accounts payable and accrued expenses	(96,449)
Trade deposits	(694,695)
Income tax payable	208,199

Net cash provided by operating activities	474,406

CASH FLOWS FROM INVESTING ACTIVITIES
Repayments of loans shareholders	(97,028)
Net cash used by investing activities	(97,028)

Effect of exchange rate changes on cash and cash equivalents	19,364

Net change in cash and cash equivalents	396,742
Cash and cash equivalents, beginning balance	838,541
Cash and cash equivalents, ending balance	$1,235,283
SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Income tax payments	$546,568
Interest payments	$-0-

The accompanying notes are an integral part of these financial statements.

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2006

			Other			Total
	Common Stock		Comprehensive	Retained	Statutory	Shareholders
	Shares	Amount	Income	Earnings	Reserve	Equity
Balance December 31, 2005	500,000	60,672	25,114	1,341,547	241,961	1,669,294

Foriegn currency translation adjustments			19,364			19,364
Net income for the six months ended June 30, 2006				1,493,685		1,493,685
Balance June 30, 2006	500,000	$60,672	$44,478	$2,835,232	$241,961	3,182,343

The accompanying notes are an integral part of these financial statements.

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTE TO FINANCIAL STATEMENTS
JUNE 30, 2006

Note 1 - ORGANIZATION

Hangzhou Sanhe Electronic Technology, Limited was incorporated on April 12, 2004 under the laws of the People’s Republic of China (“PRC”). The Company is engaged in the business of distributing DVD players, stereo’s, and speakers at Company maintained shops at various retail establishments.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

Translation Adjustment

As of June 30, 2006, the accounts of Hangzhou Sanhe Electronic Technology Limited were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (“CNY”). Such financial statements were translated into U.S. Dollars (“USD”) in accordance with Statement of Financial Accounts Standards (“SFAS”) No. 52, “Foreign Currency Translation,” with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” as a component of shareholders’ equity. Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis. Allowance for doubtful debts amounted to $0 as at June 30, 2006.

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower. As of June 30, 2006 inventory consisted of finished goods valued at $667,504.

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Computers & Office Equipment	5 years

As of June 30, 2006 Property, Plant & Equipment consist of the following:

Computers & Office equipment	1,502
1,502
Accumulated depreciation	(536)
$966

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of June 30, 2006 there were no significant impairments of its long-lived assets.

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, “Disclosures about fair value of financial instruments,” requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company’s revenue recognition policies are in compliance with Staff accounting bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, “Accounting for Stock-Based Compensation.” SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method, or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, “Accounting for stock issued to employees” (“APB 25”) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company uses the intrinsic value method prescribed by APB 25 and has opted for the disclosure provisions of SFAS No.123.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basic and Diluted Earnings Per Share

Earnings per share is calculated in accordance with the Statement of financial accounting standards No. 128 (“SFAS No. 128”), “Earnings per share.” SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (“APB 15”). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (“SFAS 131”), “Disclosure about Segments of an Enterprise and Related Information” requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent accounting pronouncements

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections.” This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between “retrospective application” of an accounting principle and the “restatement” of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments.” SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAF No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006.

In December 2004, the FASB issued FASB Statement No. 123R, “Share-Based Payment, an Amendment of FASB Statement No. 123” (“FAS No. 123R”). FAS No. 123R requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company’s first quarter of fiscal 2006.

In June 2005, the EITF reached consensus on Issue No. 05-6, “Determining the Amortization Period for Leasehold Improvements” (“EITF 05-6”). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In June 2005, the FASB Staff issued FASB Staff Position 150-5 (“FSP 150-5”), “Issuers Accounting under FASB Statement No. 150 for Freestanding Warrants and Other Similar Instruments on Shares that are Redeemable.” FSP 150-5 addresses whether freestanding warrants and other similar instruments on shares that are redeemable, either puttable or mandatorily redeemable, would be subject to the requirements of FASB Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” regardless of the timing or the redemption feature or the redemption price. The FSP is effective after June 30, 2005.

The Company believes that the adoption of these standards will have no material impact on its financial statements.

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

Note 3 - SHARE EXCHANGE AGREEMENT

On August 3, 2006 Hangzhou Sanhe Electronic Technology Ltd., a Hangzhou corporation in China (“HSET”), and the shareholders of HSET (the “Shareholders”) entered into a Share Exchange Agreement (the “Agreement”) with China 3C Group, a Nevada corporation (“CHCG”), and Capital Future Development Limited, a BVI corporation (“CFDL”). The Shareholders collectively constitute 100% ownership of HSET.

CFDL is a wholly own subsidiary of CHCG. As a result of the transactions contemplated in the Agreement, CFDL will become the sole shareholder of HSET, and CHCG will own HSET through CFDL.

As full consideration for the sale, assignment, transfer and delivery of the Shares by the Shareholders to CFDL, CHCG issued to the Shareholders an aggregate of 915,751 shares of restricted CHCG Common Stock at $4.095 per share and cash (the “Cash Component”) of $5,000,000 to the Shareholders. The Cash Component is payable by CHCG as follows: $2,500,000 within 10 business days after the Closing and $2,500,000 payable within twelve months but six months after the Closing as evidenced by a promissory note. The parties understand and acknowledge that such exchange is based upon an approximate valuation of HSET at US $8,750,000.

Note 4 - COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after one year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 5 - INCOME TAXES

The Company is governed by the Income Tax Laws of the PRC. Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (“EIT”) is at a statutory rate of 33%, which is comprises of 30% national income tax and 3% local income tax.

The following is a reconciliation of income tax expense:
6/30/2006
Current		$754,767
Deferred
Total		$754,767
PRC income tax	%	33
Effective rate	%	33

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

Note 6 - COMMITTMENTS

The Company leases office and warehouse facilities under operating leases that terminate through 2009. In addition, under short term agreements, of one year or less, the Company pays management fees relating to these agreements with various retail shops, where they maintain shops. Rental and management fee expense under these agreements consisted of $80,380 for the six months ended June 30, 2006. The Company has the following future minimum obligations as of June 30, 2006:
2007	81,400
2008	3,600
2009	2,700
Total	$87,700

Note 7 - STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises’ income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was ten percent (10%) of the profit after tax to the surplus reserve fund and additional five to ten percent (5-10%) to the public affair fund. The public affair fund reserve was limited to fifty percent (50%) of the registered capital. Effect January 1, 2006 there is only one fund requirement. The reserve is ten percent (10%) of income after tax, not to exceed fifty percent (50%) of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of June 30, 2006, the Company had allocated $402,030 to these non-distributable reserve funds.

Note 8 - OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders equity at June 30, 2006 are as follows:

	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income
Balance at December 31, 2005	$25,114	$25.114
Change for 2005	19,364	19,364
Balance at December 31, 2005	$44,478	$44,478

HANGZHOU SANHE ELECTRONIC TECHNOLOGY, LIMITED
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006

Note 9 - CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC’s economy. The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 10 - MAJOR CUSTOMERS AND CREDIT RISK

The Company had no customers accounting for more than 10% of sales and no customers accounted for more than 10% of the Company’s accounts receivable at June 30, 2006. The Company purchased approximately 68% of its inventory from three vendors for the six months ended June 30, 2006, and had one vendor accounting for 57% of trade payables for the six months ended June 30, 2006.